Exhibit 10.36

Schedule

Setting Forth Information on

Twenty Additional and Substantially Identical Indemnity and Guaranty Agreements

(Except as set forth below, documents are substantially identical to the document included as Exhibit 10.35 of this filing, except for immaterial variations)

Location	Principal Sum (Recitals)	Pool Number (Heading)
Greensboro, North Carolina	$4,875,000.00	Pool 2
Lubbock, Texas	$2,500,000.00	Pool 2
Akron/Copley Ohio	$5,460,000.00	Pool 1
Kalamazoo, Michigan	$3,938,000.00	Pool 1
Clearwater/St. Petersburg, Florida	$3,540,000.00	Pool 2
Boston/Danvers, Massachusetts	$4,620,000.00	Pool 1
Irvine, California	$12,750,000.00	Pool 2
Arcadia, California	$14,850,000.00	Pool 2
Chicago-Deerfield, Illinois	$8,100,000.00	Pool 2
Memphis, Tennessee	$2,535,000.00	Pool 1
Birmingham, Alabama	$5,573,000.00	Pool 1
Placentia, California	$7,650,000.00	Pool 1
Pensacola, Florida	$3,540,000.00	Pool 2
Santa Fe, New Mexico	$8,050,000.00	Pool 1
Boca Raton, Florida	$3,750,000.00	Pool 2
Columbia/Spartanburg, South Carolina	$4,380,000.00	Pool 2

Philadelphia/Berwyn, Pennsylvania	$5,979,000.00	Pool 2
Las Vegas, Nevada	$20,625,000.00	Pool 1
Shreveport/Bossier City, Louisiana	$4,050,000.00	Pool 1
Jackson, Mississippi	$3,360,000.00	Pool 1